                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                -----------------


                                  F O R M 8 - K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                         of the Securities Exchange Act
                                     of 1934

                                                            April 6, 1999
Date of Report (Date of earliest event reported) ...............................

                                  UNIVEC, INC.
 ................................................................................
               (Exact name of registrant as specified in charter)

Delaware                               0-22413                    11-3163455
 ................................................................................
(State or other jurisdiction         (Commission               (IRS Employer
 of incorporation)                   File Number)            Identification No.)

22 Dubon Court, Farmingdale, New York                               11735
 ................................................................................
(Address of principal executive offices)                          (Zip Code)

                                                                  (516) 777-2000
Registrant's telephone number, including area code..............................


 ................................................................................
         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certified Accountant.

         (a)(2) On April 6, 1999, UNIVEC, Inc. (the "Registrant") engaged
Most Horowitz & Company, LLP, as the principal accountant to audit the Registrant's financial statements. The resignation of the Registrant's previous independent accountant was previously reported in the Registrant's Form 8-K (date of earliest event reported March 22, 1999). The filing of the Registrant's Annual Report on Form 10-KSB for the year ended December 31, 1998, has been delayed due to the change in auditors.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           UNIVEC, INC.


Dated: April 6, 1999                        By: /s/ Joel Schoenfeld
       Farmingdale, New York                    ---------------------------
                                                Joel Schoenfeld
                                                Chief Executive Officer

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